UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                             FORM 8-K/A

                           CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 1999

                                1-2981
                         ------------------
                      (Commission File Number)

                         FIRSTAR CORPORATION
        (Exact name of Registrant as specified in its charter)

        WISCONSIN                                 39-1940778
  (State of Incorporation)                     (I.R.S. Employer
                                             Identification Number)

          777 East Wisconsin Avenue, Milwaukee, Wisconsin  53202
            (Address of Registrant's principal executive office)

                                414-765-4321
                     (Registrant's telephone number)




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ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Arthur Andersen, LLP ("Arthur Andersen") was engaged by the Registrant as of November 20, 1998 to audit Registrant's Consolidated Balance Sheets as of December 31, 1998 and 1997 and Registrant's Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1998. On March 9, 1999, the Board of Directors of Registrant dismissed Arthur Andersen as its independent public accountants. The Audit Committee of the Board of Directors of the Registrant approved this action. Such dismissal was effective as of March 29, 1999. During the period between November 20, 1998 and March 29, 1999, there were no disagreements between Registrant and Arthur Andersen on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements.

The Registrant has provided a copy of this disclosure to Arthur Andersen in compliance with the provisions of Item 304(a)(3) of Regulation S-K and has requested a letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements as set forth above.
A copy of that letter dated March 31, 1999 is attached as
Exhibit 16.1 to this Current Report on Form 8-K/A.


ITEM 7.	FINANCIAL STATEMENT AND EXHIBITS

		The following exhibits are filed herewith:

Exhibit	                   	Title

Number

16.1	       	Letter from Arthur Andersen re: change in certifying
             accountant.




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                          SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    						FIRSTAR CORPORATION


                                						By: /s/ Jennie P. Carlson
	                                         ------------------------
                              						Name: Jennie P. Carlson
                     			        			Title:  Senior Vice President,
                                           General Counsel and Secretary



Date:  March 29, 1999



























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